DEBTOR(S): Midway Gold US Inc.

CASE NUMBER: 15-16835

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period End Date: 3/31/2016

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
X		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 4/29/2016

Print Name: William M. Zisch

Signature: William M. Zisch

Title: CEO and President

Rev. 3/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

3/1/2016 to 3/31/2016 Month 3-16

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$ 101,549	20,834,030	158,333	-	100	3,461,078	100	11,066	1,034	1,031	516	-	-	-	24,568,837 [1]
2. Cash Receipts															
Sales	-	-	-	-	-	2,057,476	-	-	-	-	-	-	-	-	2,057,476
Sale of Assets	-	-	-	-	-	-	-	-	-	-	356,244	-	-	-	356,244
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	-	285,000	-	208	-	15,208	15,000	1,500	-	-	-	-	-	316,917 [2]
Miscellaneous	33	26,145	1,476	-	-	16,647	-	-	-	-	-	-	-	-	44,302
Total Cash Receipts	$ 33	26,145	286,476	-	208	2,074,123	15,208	15,000	1,500	-	356,244	-	-	-	2,774,938
3. Cash Disbursements															
Operations	(49)	(69,288)	(410,341)	-	-	(774,851)	-	(14,947)	(1,525)	(150)	(167)	-	-	-	(1,271,318)
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees	(12,204)	(892,436)	-	-	-	(137,883)	-	-	-	-	-	-	-	-	(1,042,523)
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer	-	(302,125)	-	-	-	(208)	(15,000)	-	-	-	-	-	-	-	(317,334) [2]
Total Cash Disbursements	$ (12,254)	(1,263,850)	(410,341)	-	0	(912,942)	(15,000)	(14,947)	(1,525)	(150)	(167)	-	-	-	(2,631,176)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(12,220)	(1,237,705)	(123,864)	-	208	1,161,181	208	53	(25)	(150)	356,077	-	-	-	143,763
5 Ending Cash Balance (to Form 2-C)	$ 89,329	19,596,325	34,469	-	308	4,622,259	308	11,119	1,009	881	356,592	-	-	-	24,712,599

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-Mar-16
MDW Corp	TD Canada Trust (CAD)	$ 89,329 [4]
Midway Gold US	Wells Fargo N.A.	19,596,325
Midway Services Company	Wells Fargo N.A.	34,469
Nevada Talon	Wells Fargo N.A.	881
Realty	Wells Fargo N.A.	356,592
RR Exploration	Wells Fargo N.A.	1,009
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	308
MDW GR Hold Co.	Wells Fargo N.A.	308
Midway Pan Mine Co. [3]	Wells Fargo N.A.	308
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	308
MDW Pan LLP	Wells Fargo N.A.	4,622,258
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	11,119
		$ 24,713,579 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $37,134.74
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period: 6/22/2015 to 3/31/2016

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	19,427,123	-	-	-	-	-	-	-	-	19,427,123
Sale of Assets		-	25,000,000	-	-	-	-	-	-	-	-	356,244	-	-	-	25,356,244
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		434,818	5,171,588	3,580,000	-	5,019,208	404,872	712,208	712,000	141,500	49,000	6,500	-	-	-	16,231,695 [2]
Miscellaneous		47,659	128,549	53,935	-	-	474,495	-	-	-	-	-	-	-	-	704,638
Total Cash Receipts	$	482,477	30,300,138	3,633,935	-	5,019,208	20,306,490	712,208	712,000	141,500	49,000	362,744	-	-	-	61,719,700
3. Cash Disbursements																
Operations		(275,219)	(1,302,887)	(3,669,154)	-	-	(9,472,703)	-	(688,231)	(143,599)	(47,738)	(8,106)	-	-	-	(15,607,637)
Debt Service/Secured loan payment		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Professional fees/U.S. Trustee fees		(182,914)	(4,528,856)	(14,950)	-	-	(1,206,590)	-	(16,143)	(1,625)	(1,300)	(975)	-	-	-	(5,953,353)
Professional fees paid from retainer		(20,174)	-	-	-	-	-	-	-	-	-	-	-	-	-	(20,174)
Intercompany Transfer		(195,288)	(4,886,581)	-	-	(5,019,000)	(5,424,081)	(712,000)	-	-	-	-	-	-	-	(16,236,950) [2]
Total Cash Disbursements	$	(673,595)	(10,718,324)	(3,684,104)	-	(5,019,000)	(16,103,375)	(712,000)	(704,375)	(145,224)	(49,038)	(9,081)	-	-	-	(37,818,115)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(191,118)	19,581,814	(50,169)	-	208	4,203,115	208	7,625	(3,724)	(38)	353,663	-	-	-	23,901,585
5 Ending Cash Balance (to Form 2-C)	$	89,329	19,596,325	34,469	-	308	4,622,259	308	11,119	1,009	881	356,592	-	-	-	24,712,599

CASH BALANCE SUMMARY

	Financial Institution		Book Balance 31-Mar-16		Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$	89,329 [4]	$	280,447
Midway Gold US	Wells Fargo N.A.		19,596,325		14,511
Midway Services Company	Wells Fargo N.A.		34,469		84,638
Nevada Talon	Wells Fargo N.A.		881		919
Realty	Wells Fargo N.A.		356,592		2,930
RR Exploration	Wells Fargo N.A.		1,009		4,733
Mine Services LLC [3]	Wells Fargo N.A.		363		363
MDW Pan Hold Co.	Wells Fargo N.A.		308		100
MDW GR Hold Co.	Wells Fargo N.A.		308		100
Midway Pan Mine Co. [3]	Wells Fargo N.A.		308		100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.		308		100
MDW Pan LLP	Wells Fargo N.A.		4,622,258		382,665
MDW Pan LLP	BNY Mellon		0		36,478
MDW Gold Rock LLP	Wells Fargo N.A.		11,119		3,494
		$	24,713,579 [5]	$	811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $37,134.74
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

3/1/2016 to 3/31/2016 Month 3-16

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(1,263,850)	(302,125)	(961,725)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	(12,254)	-	(12,254)
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	(15,000)	(15,000)	-
15-16839	RR Exploration	One Wells Fargo	(1,525)	-	(1,525)
15-16840	Midway Services Co.	One Wells Fargo	(410,341)	-	(410,341)
15-16841	Nevada Talon, LLC	One Wells Fargo	(150)	-	(150)
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo / Four BNY Mellon	(912,942)	(208)	(912,734)
15-16844	MDW Gold Rock, LLP	One Wells Fargo	(14,947)	-	(14,947)
15-16845	Midway Gold Realty	One Wells Fargo	(167)	-	(167)
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(2,631,176)**	**(317,334)**	**(2,313,842)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2016 to 3/31/2016

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description	Amount (USD$)
3/9/2016	TD Bank	21	Miscellaneous	33.41
3/8/2016	TCG Global Rent	2	Miscellaneous	7,872.25
3/1/2016	Blue Radio Rent	2	Miscellaneous	6,800.63
3/31/2016	Blue Radio Rent	2	Miscellaneous	6,800.63
3/22/2016	Marsh	2	Miscellaneous	4,671.48
3/8/2016	Proceeds of Rosewood Cove Sale	9	Sale of Assets	356,243.74
3/25/2016	Midway Gold U.S. (Transfer)	10	Intercompany Transfer	1,500.00
3/29/2016	MDW Pan LLP (Transfer)	14	Intercompany Transfer	208.45
3/10/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	15,000.00
3/29/2016	Midway Gold U.S. (Transfer)	15	Intercompany Transfer	208.45
3/14/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	175,000.00
3/28/2016	Midway Gold U.S. (Transfer)	16	Intercompany Transfer	110,000.00
3/22/2016	COBRA Deposit	16	Miscellaneous	1,473.60
3/8/2016	Principal Financial	16	Miscellaneous	2.86
3/7/2016	Metalor	19	Sales	710,080.00
3/11/2016	Metalor	19	Sales	557,294.00
3/28/2016	Metalor	19	Sales	364,271.70
3/21/2016	Metalor	19	Sales	199,040.00
3/31/2016	Metalor	19	Sales	120,092.48
3/4/2016	Metalor	19	Sales	106,697.52
3/2/2016	Void Check	19	Miscellaneous	13,328.23
3/16/2016	Void Check	19	Miscellaneous	2,402.27
3/16/2016	Void Check	19	Miscellaneous	834.00
3/16/2016	Void Check	19	Miscellaneous	66.42
3/16/2016	Void Check	19	Miscellaneous	16.32
3/10/2016	GR Hold Co. (Transfer)	20	Intercompany Transfer	15,000.00

Total Sales	$	2,057,475.70
Total Intercompany Transfers	$	316,916.90
Total Sale of Assets	$	356,243.74
Total Miscellaneous	$	44,302.10
Total Cash Receipts	$	**2,774,938.44** [1]

[1] Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
21	3/4/2016	916	Ernst & Young	$	-7,629.84
21	3/9/2016	fees	TD Bank	$	-49.09
21	3/18/2016	917	DLA Piper Canada	$	-1,178.68
21	3/25/2016	918	Ernst & Young	$	-3,395.96
2	3/4/2016	6223	Tab Products CO LLC	$	-95.20
2	3/4/2016	6220	Fed Ex	$	-106.74
2	3/4/2016	6219	Cintas Corporation	$	-118.70
2	3/4/2016	6221	NV Energy	$	-148.96
2	3/4/2016	6218	Century Link	$	-197.00
2	3/4/2016	6222	Suburban Propane	$	-260.62
2	3/4/2016	6216	All Copy Products - MO	$	-295.61
2	3/4/2016	144968	All Copy Products - PA	$	-621.30
2	3/4/2016	6225	Verizon Wireless	$	-627.38
2	3/4/2016	6217	CT Corp	$	-892.96
2	3/4/2016	144974	Firmex Corp	$	-950.00
2	3/4/2016	144970	Grow Resources	$	-1,000.00
2	3/4/2016	144972	Teresa Gustine	$	-1,125.00
2	3/4/2016	6224	Top Gun Recruiting Partners	$	-1,411.00
2	3/4/2016	144973	US Bank Corporate Payment	$	-2,111.18
2	3/4/2016	144971	ISC dba Venture Tech	$	-9,286.04
2	3/4/2016	160013	Sender Wasserman	$	-9,368.63
2	3/4/2016	144967	ARTIS HRA Inverness	$	-27,690.62
2	3/4/2016	160015	FTI Consulting	$	-63,356.99
2	3/4/2016	160014	Moelis	$	-93,750.00
2	3/10/2016	transfer	Co. 2 to Co. 15	$	-15,000.00
2	3/11/2016	6227	Fed Ex	$	-15.00
2	3/11/2016	6228	Iron Mountain	$	-24.00
2	3/11/2016	6234	Tonopah Public Utilities	$	-36.55
2	3/11/2016	144977	Offices for Less	$	-50.00
2	3/11/2016	6231	Pure Water Dynamics Inc	$	-158.75
2	3/11/2016	6232	Suburban Propane	$	-299.25
2	3/11/2016	6229	Lexis Nexis	$	-444.53
2	3/11/2016	6230	Marsh	$	-505.00
2	3/11/2016	144978	S & P Capital IQ LLC	$	-945.00
2	3/11/2016	Fees	Wells Fargo	$	-1,021.26
2	3/11/2016	144979	Teresa Gustine	$	-1,100.00
2	3/11/2016	144976	All Copy Products - Denver	$	-1,116.90
2	3/11/2016	6233	SyncBASE Inc	$	-1,260.00
2	3/11/2016	160016	Gavin/Solmonese	$	-7,647.26

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
2	3/11/2016	160019	Sender Wasserman	$	-17,926.25
2	3/11/2016	160017	Cooley	$	-72,352.74
2	3/11/2016	160021	FTI Consulting	$	-77,135.39
2	3/11/2016	160018	Squire Patton Boggs	$	-77,933.87
2	3/11/2016	160020	Squire Patton Boggs	$	-212,467.85
2	3/11/2016	160022	Moelis	$	-250,383.10
2	3/14/2016	transfer	Co. 2 to Co. 16	$	-175,000.00
2	3/18/2016	6235	Fed Ex	$	-34.50
2	3/18/2016	6237	Suburban Propane	$	-162.38
2	3/18/2016	145002	Oracle	$	-377.20
2	3/18/2016	145003	Teresa Gustine	$	-1,050.00
2	3/18/2016	6239	PCAOB	$	-1,100.00
2	3/18/2016	6236	Parr Brown Gee & Loveless	$	-1,277.50
2	3/18/2016	6238	Top Gun Recruiting Partners	$	-1,428.00
2	3/18/2016	144999	Centri Business Consulting	$	-1,657.94
2	3/18/2016	145001	Grow Resources	$	-2,000.00
2	3/18/2016	145000	EPIQ Systems	$	-10,114.16
2	3/22/2016	145017	IMA Inc-Colorado Division	$	-113.00
2	3/25/2016	145037	James Wilbourn	$	-50.00
2	3/25/2016	6241	Mt Wheeler Power	$	-56.64
2	3/25/2016	6243	Tab Products CO LLC	$	-60.00
2	3/25/2016	6242	Pitney Bowes	$	-113.15
2	3/25/2016	145038	Jay Nishikawa	$	-177.79
2	3/25/2016	6240	All Copy Products - MO	$	-225.76
2	3/25/2016	145035	NDEP	$	-512.45
2	3/25/2016	145036	Grow Resources	$	-1,000.00
2	3/25/2016	145039	Teresa Gustine	$	-1,019.97
2	3/25/2016	0	Microsoft	$	-1,200.00
2	3/25/2016	transfer	Co. 2 to Co. 10	$	-1,500.00
2	3/25/2016	145040	US Bank Corporate Payment	$	-1,757.54
2	3/28/2016	transfer	Co. 2 to Co. 16	$	-110,000.00
2	3/29/2016	transfer	Co. 2 to Co. 15	$	-208.45
2	3/29/2016	transfer	Co. 2 to Co. 17	$	-208.45
2	3/29/2016	transfer	Co. 2 to Co. 18	$	-208.45
5	3/18/2016	1060	Clark County Business License	$	-150.00
9	3/11/2016	144980	City of Ely	$	-77.26
9	3/25/2016	2109	Mt Wheeler Power	$	-89.68

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
10	3/18/2016	3433	Key State Corp	$	-125.00
10	3/18/2016	3432	Clark County Business License	$	-150.00
10	3/25/2016	3434	Key State Corp	$	-1,250.00
15	3/10/2016	transfer	Wells Fargo	$	-15,000.00
16	3/1/2016	Payroll	Paycom	$	-583.62
16	3/1/2016	160018	Cigna	$	-22,780.48
16	3/1/2016	Payroll	Paycom	$	-50,203.22
16	3/1/2016	Payroll	Paycom	$	-60,132.88
16	3/4/2016	144966	Allstate	$	-179.08
16	3/8/2016	160020	Rocky Mountain Reserve	$	-720.37
16	3/8/2016	160019	Principal	$	-8,134.24
16	3/14/2016	10114	Garnishment	$	-350.00
16	3/15/2016	10113	Garnishment	$	-424.92
16	3/15/2016	10115	Garnishment	$	-424.92
16	3/15/2016	Payroll	Paycom	$	-558.43
16	3/15/2016	Payroll	Paycom	$	-50,154.36
16	3/15/2016	Payroll	Paycom	$	-60,168.38
16	3/21/2016	160022	Rocky Mountain Reserve	$	-141.25
16	3/22/2016	160023	Rocky Mountain Reserve	$	-720.37
16	3/22/2016	160021	Principal	$	-8,118.25
16	3/22/2016	160024	Cigna	$	-40,785.27
16	3/25/2016	145032	Kip Slaybaugh	$	-500.00
16	3/25/2016	145033	Vision Services Plan	$	-547.69
16	3/25/2016	1079	Metlife	$	-4,291.32
16	3/30/2016	Payroll	Paycom	$	-548.43
16	3/30/2016	Payroll	Paycom	$	-42,462.05
16	3/30/2016	Payroll	Paycom	$	-57,411.14
19	3/3/2016	144934	Andrew Kaczmarek, LLC	$	-13,328.23
19	3/4/2016	2792	Solutions II, Inc.	$	-61.65
19	3/4/2016	2787	Eureka Town and Water Sewer	$	-66.42
19	3/4/2016	2789	NORCO	$	-212.06
19	3/4/2016	144962	Resource Concepts Inc	$	-225.00
19	3/4/2016	2788	Kinross Gold USA	$	-261.31
19	3/4/2016	2790	Nevada Department of Taxation	$	-319.00
19	3/4/2016	2793	Tetra Tech	$	-360.00
19	3/4/2016	2791	Ruby Mountain	$	-736.00
19	3/4/2016	1600024	Roscoe Postle Associates Inc	$	-766.94

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	3/4/2016	144960	Enterprise Rent-A-Car-(NV)	$	-1,059.93
19	3/4/2016	144955	Pennstrom Consulting	$	-1,100.00
19	3/4/2016	144950	Davis Graham & Stubbs	$	-2,646.00
19	3/4/2016	144964	Solenis	$	-3,811.67
19	3/4/2016	1600023	Advanced Test Equipment	$	-4,500.00
19	3/4/2016	144949	Andrea Gill	$	-4,677.55
19	3/4/2016	144954	Lynn Greenman	$	-5,000.00
19	3/4/2016	144951	James Moore	$	-6,809.45
19	3/4/2016	144959	Metal Research Corp.	$	-7,860.00
19	3/4/2016	144952	Jeffery Snyder	$	-8,251.97
19	3/4/2016	144956	RPA Advisors	$	-8,370.00
19	3/4/2016	144953	Luskin, Stern, Eisler	$	-9,092.00
19	3/4/2016	144963	SWCA	$	-15,000.00
19	3/4/2016	144961	Ledcor	$	-18,750.00
19	3/4/2016	144958	US Bank Corp	$	-19,083.27
19	3/4/2016	144965	Sunbelt Rentals	$	-26,463.91
19	3/4/2016	144957	Titan Constructors	$	-52,270.05
19	3/9/2016	144975	Anachemia Mining (VWR International)	$	-1,460.00
19	3/9/2016	1600029	Alternative Maintenance Solutions LLC	$	-1,920.00
19	3/9/2016	2794	Nevada Department of Taxation	$	-12,955.09
19	3/11/2016	144993	Metal Research Corp.	$	-107.75
19	3/11/2016	144989	Hydrogeologica	$	-339.20
19	3/11/2016	144981	Air Sciences	$	-532.50
19	3/11/2016	144987	FLSmidth	$	-597.10
19	3/11/2016	144986	Enviro Care Inc	$	-751.68
19	3/11/2016	144988	Hatton Safe & Security Inc.	$	-1,080.50
19	3/11/2016	144985	DeLeon Trucking	$	-1,300.00
19	3/11/2016	144996	United Rentals	$	-2,682.90
19	3/11/2016	2797	Suburban Propane	$	-4,002.00
19	3/11/2016	144983	Andrea Gill	$	-4,500.00
19	3/11/2016	144991	Lynn Greenman	$	-5,000.00
19	3/11/2016	144992	McClelland Labs	$	-6,433.86
19	3/11/2016	144997	Univar USA Inc.	$	-6,719.65
19	3/11/2016	144984	Champion Technology	$	-7,016.00
19	3/11/2016	144982	American Assay	$	-10,000.00
19	3/11/2016	144990	Luskin, Stern, Eisler	$	-14,681.00
19	3/11/2016	2796	Sharon R. Rigby	$	-16,100.00
19	3/11/2016	2795	Mt. Wheeler Power	$	-22,031.47
19	3/11/2016	144995	Stephen Stine	$	-22,973.01
19	3/11/2016	144994	RPA Advisors	$	-38,840.00

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts
(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	3/14/2016	1600030	Thomas Petroleum	$	-3,515.00
19	3/15/2016	2798	White Pine County Assessor	$	-133,038.21
19	3/18/2016	145014	Toby J. Valdez	$	-16.32
19	3/18/2016	2800	NORCO	$	-161.59
19	3/18/2016	2803	Western Environmental Testing	$	-250.00
19	3/18/2016	2799	Elevation Sign Works	$	-522.47
19	3/18/2016	1600031	Roscoe Postle Associates Inc	$	-678.72
19	3/18/2016	2801	Ruby Mountain	$	-762.00
19	3/18/2016	145016	Cardno, Inc.	$	-2,961.00
19	3/18/2016	145008	Jeffery Snyder	$	-4,289.17
19	3/18/2016	145005	Andrea Gill	$	-4,712.64
19	3/18/2016	145011	Lynn Greenman	$	-5,000.00
19	3/18/2016	145015	United Rentals	$	-5,719.14
19	3/18/2016	145013	Resource Concepts Inc	$	-7,289.25
19	3/18/2016	145007	James Moore	$	-7,849.29
19	3/18/2016	145004	American Assay Labs	$	-10,000.00
19	3/18/2016	145010	Luskin, Stern, Eisler	$	-12,715.00
19	3/18/2016	145009	John Ross MacLean	$	-16,323.95
19	3/18/2016	145012	RPA Advisors	$	-27,252.50
19	3/18/2016	2802	US Geological Survey	$	-178,070.13
19	3/22/2016	1600032	Thomas Petroleum	$	-4,040.08
19	3/25/2016	2816	Western Environmental Testing	$	-50.00
19	3/25/2016	2806	Airgas, Inc	$	-58.34
19	3/25/2016	2811	NMS Labs	$	-111.00
19	3/25/2016	2810	Mt. Wheeler Power	$	-149.00
19	3/25/2016	2814	Northern Safety Co. Inc	$	-218.97
19	3/25/2016	145018	Anachemia Mining (VWR International)	$	-240.79
19	3/25/2016	145026	Laura Podratz	$	-292.09
19	3/25/2016	2815	Quick Space	$	-382.43
19	3/25/2016	2812	NORCO	$	-462.14
19	3/25/2016	145031	Thomas Robison	$	-494.23
19	3/25/2016	2809	Eureka County TV District	$	-750.00
19	3/25/2016	2807	American Medflight, Inc.	$	-1,080.00
19	3/25/2016	145028	Pennstrom Consulting	$	-1,100.00
19	3/25/2016	2808	Ely Disposal	$	-1,400.00
19	3/25/2016	1600033	AT&T	$	-1,485.31
19	3/25/2016	2813	Nevada Rural Housing Authority	$	-1,795.00
19	3/25/2016	145023	Enterprise Rent-A-Car-(NV)	$	-2,119.86
19	3/25/2016	145024	James Moore	$	-2,169.32
19	3/25/2016	145025	Jeffery Snyder	$	-3,515.54

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 3/1/2016 to 3/31/2016

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee		Amount (USD$)
19	3/25/2016	145030	Solenis	$	-3,905.26
19	3/25/2016	145021	Andrea Gill	$	-4,656.66
19	3/25/2016	145027	Lynn Greenman	$	-5,000.00
19	3/25/2016	145019	Luskin, Stern, Eisler	$	-8,563.00
19	3/25/2016	145029	SWCA	$	-10,000.00
19	3/25/2016	145020	RPA Advisors	$	-16,923.45
19	3/25/2016	145022	Cyanco	$	-24,761.91
19	3/29/2016	1600036	AT&T	$	-70.00
19	3/29/2016	1600035	AT&T	$	-123.49
19	3/29/2016	transfer	To Co. 14	$	-208.45
19	3/29/2016	145041	Northern Safety Co. Inc	$	-843.67
19	3/29/2016	1600034	AT&T	$	-1,739.94
20	3/4/2016	1085	DOI BLM Ely	$	-10,000.00
20	3/4/2016	144948	Davis Graham & Stubbs	$	-630.00
20	3/11/2016	144998	Arcadis US Inc	$	-3,305.77
20	3/25/2016	145034	NDEP	$	-1,011.18
			Total Cash Disbursements	$	**-2,631,175.52** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 3/31/2016

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 3/31/2016

		CONSOLIDATED March 31, 2016 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		24,713,579	811,577
Accounts Receivable		62,670	201,443
Inventory		2,256,836	20,105,452
Prepaid		3,311,096	3,871,105
Other Current Assets		102,147	102,495
Total Current Assets		**30,446,328**	**25,092,072**
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		131,544,646	132,722,845
Reclamation Deposits		1,244,642	3,744,642
Mineral Properties		13,413,553	18,029,003
Other Long Term Assets		98,249	98,248
Total Long Term Assets		**146,301,465**	**154,595,113**
Total Assets		**176,747,793**	**179,687,185**
Current Liabilities			
Accounts Payable - Pre-Petition		(18,705,216)	(21,646,032)
Accounts Payable - Post-Petition		(2,133,712)	0
Reclamation and Remediation		(8,715)	(8,715)
Other Short Term Liabilities		(259,917)	(265,260)
Short Term Debt		(55,502,292)	(51,673,880)
Total Current Liabilities		**(76,609,852)**	**(73,593,887)**
Long Term Liabilities			
Reclamation and Remediation		(8,374,647)	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		(357,622)	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		**(8,732,334)**	**(8,790,960)**
Total Liabilities		**(85,342,186)**	**(82,384,847)**
Redeemable Preferred Stock		(58,480,604)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital		0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		4,470,220	25,463,917
Accumulated Deficit		129,793,113	98,804,366
Total Shareholder's Equity		**(32,925,003)**	**(42,920,053)**
Liability and Equity		**(176,747,793)**	**(179,687,185)**

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 3/1/2016 to 3/31/2016

	CONSOLIDATED March 2016 Actual		CONSOLIDATED March 2016 [1] Actual (Accum Post-Petition)
Revenue			
Sales	(2,058,237)		(19,424,086)
Total Revenue	**(2,058,237)**		**(19,424,086)**
Cost of Sales			
Cost of Goods Sold	1,636,765		14,694,603
Depreciation	639,040		6,682,983
Inventory Write-Down	744,347		9,991,873
Total Cost of Sales	**3,020,152**		**31,369,459**
Accretion	97,424		318,418
Mineral exploration expenditures	64,425		929,138
General & Administrative			
Consulting	202,719		2,415,625
Depreciation - CGA	17,115		202,844
Interest and bank charges	1,070		11,254
Legal, audit and accounting	325,565		3,040,870
Office & administrative	66,530		881,547
Salaries and benefits	160,879		1,288,346
Transfer agent and filing fees	5,941		38,552
Travel	362		8,382
Investor relations	4,090		51,092
Total General & Administrative	**784,271**		**7,938,511**
Total Operating Costs	**3,966,272**		**40,555,525**
Foreign exchange (gain) loss	251		1,124
Other income	164,393		1,252,072
(Gain) loss on disposal of PP&E	343,001		(18,521,528)
Interest and investment income	(33)		(311)
Total Other (Income) Expense	**507,612**		**(17,268,643)**
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	**2,415,647**		**7,691,208**
Income tax recovery	0		0
Net Income	**2,415,647**		**7,691,208**

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-E (Page 1 of 2)
SUPPORTING SCHEDULES

For Period: 3/1/2016 to 3/31/2016

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld	$16,205	$30,984	$41,359	$5,830
Employee FICA taxes withheld	9,013	18,598	24,362	3,248
Employer FICA taxes	9,013	18,598	24,362	3,248
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes	1,856	1,871	3,280	448
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	$12,774

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2016	8/1/2016
General liability	Federal INS	1,000,000	8/1/2016	8/1/2016
Property (fire, theft, etc.)	National UN-PA	35,000,000	5/1/2016	5/1/2016
Vehicle	Federal INS	1,000,000	8/1/2016	8/1/2016
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2016	8/1/2016
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/1/2016	7/1/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES
For Period: 3/1/2016 to 3/31/2016

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ 64,702	$ -	$ -	$ -	$ 64,702
Post-petition receivables	(2,033)				(2,033)
Total	$ 62,670	$ -	$ -	$ -	$ 62,670

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 488,127	$ 346,262	$ 16,741	$ 434,341	$ 1,285,470
Other Payables	848,241	-	-	-	848,241
Total	$ 1,336,368	$ 346,262	$ 16,741	$ 434,341	$ 2,133,712

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (210,000)	$ (290,402)	7/17/2015	$ (422,008)
Debtor Local Counsel - S&W	25,000	(16,787)	(27,295)	7/16/2015	(16,201)
Debtor Canadian Counsel - DLA Piper	-	(1,711)	(1,179)	N/A	(3,442)
Canadian Information Officer - E&Y	40,196	-	(11,026)	N/A	40,196
EY Counsel - Borden Ladner Gervais	-	(420)	-	N/A	(420)
Debtor Financial Advisor - FTI Consulting	97,404	(50,470)	(140,492)	7/24/2015	(128,151)
Investment Bank - Moelis	-	(125,445)	(344,133)	11/6/2015	(297,079)
Lender's Counsel - Luskin Stern	-	(7,737)	(45,051)	N/A	(7,737)
Lender's Local Counsel - Fairfield & Woods	-	(698)	-	N/A	(698)
Lender's Financial Advisor - RPA	50,000	(30,934)	(91,386)	N/A	19,066
Lender's Technical Advisor - RPA	-	-	(1,446)	N/A	-
Lender's Counsel - Parsons Behle & Latiner	-	-	-	N/A	-
UCC Counsel - Cooley	-	(18,227)	(72,353)	8/14/2015	(148,207)
UCC Financial Advisor - Gavin Solmonese	-	(1,647)	(7,647)	8/19/2015	(6,211)
Epiq	10,947	(26,804)	(10,114)	7/23/2015	(15,857)
Total	$ 278,225	$ (490,879)	$ (1,042,523)		$ (986,748)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
William Zisch	CEO and President	Payroll	$ 46,154
James Wilbourn	General Counsel and Corporate Secretary	Payroll and Expense Reimbursement	19,088

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836

21

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	13,018				
February	2016		98,053				
March	2016		12,254				
TOTAL 1st Quarter		$	123,325.37	$	975		
April		$	0				
May			0				
June	2015		129		325		
TOTAL 2nd Quarter		$	129.31	$	325	6023	7/30/2015
July	2015	$	30,419				
August	2015		87,275				
September	2015		52,528		1,625		
TOTAL 3rd Quarter		$	170,222.22	$	1,625	6111	10/30/2015
October	2015	$	53,734				
November	2015		49,302				
December	2015		81,594		1,625		
TOTAL 4th Quarter		$	184,629.64	$	1,625	6193	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 — CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	864,206				
February	2016		645,479				
March	2016		961,725				
TOTAL 1st Quarter		$	2,471,409.25	$	9,750		
April		$	0				
May			0				
June	2015		4,885		325		
TOTAL 2nd Quarter		$	4,885.00	$	325	6026	7/30/2015
July	2015	$	310,374				
August	2015		104,147				
September	2015		534,777		4,875		
TOTAL 3rd Quarter		$	949,298.55	$	4,875	6112	10/30/2015
October	2015	$	538,032				
November	2015		267,448				
December	2015		1,600,670		9,750		
TOTAL 4th Quarter		$	2,406,149.95	$	9,750	6190	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company CASE NO: 15-16840

16

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	330,290				
February	2016		277,525				
March	2016		410,341				
TOTAL 1st Quarter		$	1,018,155.30	$	6,500		
April		$	0				
May			0				
June	2015		273,696		1,950		
TOTAL 2nd Quarter		$	273,696.14	$	975	1059	7/30/2015
July	2015	$	482,486				
August	2015		408,927				
September	2015		494,715		6,500		
TOTAL 3rd Quarter		$	1,386,127.43	$	6,500	1070	10/30/2015
October	2015	$	361,174				
November	2015		348,295				
December	2015		296,656		6,500		
TOTAL 4th Quarter		$	1,006,125.47	$	6,500	1077	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC

13

CASE NO: 15-16846

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325		
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6025	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6107	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6188	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325		
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2518	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	2653	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	2759	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19

CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$	1,187,170			
February	2016		997,332			
March	2016		912,734			
TOTAL 1st Quarter		$	3,097,236.26	$ 10,400		
April		$	0			
May			0			
June	2015		65,770	650		
TOTAL 2nd Quarter		$	65,770.00	$ 650	2517	7/30/2015
July	2015	$	1,472,638			
August	2015		1,110,364			
September	2015		925,659	10,400		
TOTAL 3rd Quarter		$	3,508,660.03	$ 10,400	2652	10/30/2015
October	2015	$	1,551,043			
November	2015		1,216,340			
December	2015		1,240,244	10,400		
TOTAL 4th Quarter		$	4,007,627.65	$ 10,400	2758	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. **CASE NO:** 15-16838

15

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	1066	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	1072	10/30/2015
October	2015	$ 0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325	1082	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP

20

CASE NO: 15-16844

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	285,991				
February	2016		25,307				
March	2016		14,947				
TOTAL 1st Quarter		$	326,244.36	$	4,875		
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	1067	7/30/2015
July	2015	$	178,488				
August	2015		31,918				
September	2015		21,984		1,950		
TOTAL 3rd Quarter		$	232,389.39	$	1,950	1073	10/30/2015
October	2015	$	122,359				
November	2015		13,327				
December	2015		10,055		975		
TOTAL 4th Quarter		$	145,740.79	$	975	1083	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration
10

CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 642			
February	2016	0			
March	2016	1,525			
TOTAL 1st Quarter		$ 2,167.40	$ 325		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	3424	7/30/2015
July	2015	$ 450			
August	2015	141,632			
September	2015	0	975		
TOTAL 3rd Quarter		$ 142,081.50	$ 975	3428	10/30/2015
October	2015	$ 975			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 975.00	$ 325	3431	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999..................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999..........	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999........	$975	$3,000,000 to $4,999,999..................	$10,400
$150,000 to $224,999.......	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.......	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.......	$4,875	$30,000,000 or more.......	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 | CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 670			
February	2016	0			
March	2016	150			
TOTAL 1st Quarter		$ 819.74	$ 325		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	1052	7/30/2015
July	2015	$ 41,530			
August	2015	125			
September	2015	5,913	650		
TOTAL 3rd Quarter		$ 47,568.29	$ 650	1055	10/30/2015
October	2015	$ 650			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 650.00	$ 325	1059	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	881				
February	2016		789				
March	2016		167				
TOTAL 1st Quarter		$	1,837.03	$	325		
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	2095	7/30/2015
July	2015	$	2,727				
August	2015		62				
September	2015		2,581		325		
TOTAL 3rd Quarter		$	5,370.03	$	325	2101	10/30/2015
October	2015	$	607				
November	2015		275				
December	2015		992		325		
TOTAL 4th Quarter		$	1,873.82	$	325	2106	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999...........	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016	$ 0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter		$ 0.00	$ 325		
April		$ 0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter		$ 0.00	$ 325	6021	7/30/2015
July	2015	$ 0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter		$ 0.00	$ 325	6110	10/30/2015
October	2015	$ 0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter		$ 0.00	$ 325	6191	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999..........	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. 7 CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 3/31/2016

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	2016	$	0				
February	2016		0				
March	2016		0				
TOTAL 1st Quarter		$	0.00	$	325		
April		$	0				
May			0				
June	2015		0		325		
TOTAL 2nd Quarter		$	0.00	$	325	6022	7/30/2015
July	2015	$	0				
August	2015		0				
September	2015		0		325		
TOTAL 3rd Quarter		$	0.00	$	325	6109	10/30/2015
October	2015	$	0				
November	2015		0				
December	2015		0		325		
TOTAL 4th Quarter		$	0.00	$	325	6192	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F

QUARTERLY FEE SUMMARY

For the Month Ended: 3/31/2016

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	2016 $	0			
February	2016	0			
March	2016	0			
TOTAL 1st Quarter $		0.00 $	325		
April	$	0			
May		0			
June	2015	0	325		
TOTAL 2nd Quarter $		0.00 $	325	6024	7/30/2015
July	2015 $	0			
August	2015	0			
September	2015	0	325		
TOTAL 3rd Quarter $		0.00 $	325	6108	10/30/2015
October	2015 $	0			
November	2015	0			
December	2015	0	325		
TOTAL 4th Quarter $		0.00 $	325	6189	1/29/2016

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-G

NARRATIVE

For Period Ending: 3/31/2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of March 1, 2016 through March 31, 2016. Significant events occurring after this period will be reported in the appropriate subsequent monthly operating report unless otherwise indicated below.

Administrative Case

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015. The Debtors are continuing in possession of their property and are operating and managing their business and affairs as debtors in possession pursuant to 11 U.S.C. §§ 1107 and 1108.

On March 1, 2016, the Court entered an order authorizing the Debtors to assume two nonresidential real property leases (Docket No. 699). The assumed leases are identified with particularity in the order, which is available online at http://dm.epiq11.com/MGC/Docket. Other pleadings and orders identified in this narrative are also available online at the above-referenced web address.

On March 1, 2016, the Court entered an order directing the Clerk of the Bankruptcy Court to disburse $356,243.74 from the Court's Registry to Midway Gold Realty, LLC. The remaining $12,000 in the Court's Registry is to be held as adequate protection under 11 U.S.C. §§ 361(2) and 363(e) in the form of a replacement lien for the benefit of Dan F. Halstead & Son Trucking, pending further order of the Court.

On March 7, 2016, the Court entered the following orders:

1. an order extending the deadline to assume or reject the Pan Mineral Lease dated January 7, 2003, as amended, between Nevada Royalty Corp., as lessor, and MDW Pan LLP, as lessee, to March 18, 2016;
2. an order disallowing four claims as having been amended by subsequently filed claims;
3. an order approving a settlement agreement between MDW Pan LLP and Eastern Nevada Landscape Coalition;
4. an order granting Sender Wasserman Wadsworth P.C.'s interim application for compensation;
5. an order granting Squire Patton Boggs (US) LLP's interim application for compensation;
6. an order granting FTI Consulting, Inc.'s interim application for compensation; and
7. an order granting Moelis & Company LLC's interim application for compensation.

On March 7, 2016, the Debtors filed a *Motion for Entry of: (I) an Order (A) Approving Bidding and Auction Procedures for the Sale of Substantially all of the Debtors' Remaining Assets, (B) Scheduling an Auction, Sale Hearing, and Other Dates and Deadlines, (C) Authorizing the Debtors to Designate a Stalking Horse Purchaser and Grant Stalking Horse Protections, (D) Approving the Assumption and Assignment of Contracts and Leases and Related Cure Procedures, and (E) Granting Related Relief, and (II) an Order Approving the Sale of Substantially All of the Debtors' Remaining Assets Free and Clear of Liens, Claims, and Encumbrances* (the "Bid Procedures Motion"). Numerous parties filed responses to the Bid Procedures Motion. The Debtors and respondents resolved concerns and the Court granted the Bid Procedures Motion on March 25, 2016. The order established, among other items, May 2 at 4:00 p.m. as the bid deadline, May 5, 2016 at 10:00 a.m. as the auction date and May 9, 2016 at 11:00 a.m. as the sale hearing date.

On March 9, 2016, the Debtors filed their third motion to extend the exclusive periods to file a plan and solicit acceptances under 11 U.S.C. §1121(d) through and including June 16, 2016 and August 18, 2016, respectively.

On March 10, 2016, except for the claims filed by Gustavson Associates, LLC, the Court entered an order disallowing numerous duplicate claims. On March 11, 2016, except for the claims filed by Gustavson Associates, LLC, the Court entered an order reclassifying numerous claims filed against the wrong debtors.

On March 15, 2016, the Debtor filed a fourth motion to extend the deadline under 11 U.S.C. § 365(d)(4) to assume or reject certain nonresidential real property leases from March 18, 2016 to May 2, 2016.

On March 23, 2016, the Debtors filed a notice of extension of sale process milestone dates and revised form of proposed bid procedures order and other sale related documents. The sale milestone dates are summarized as follows:

> If the Debtors determine to pursue a 363 Sale, the Debtors shall (i) file a Bid Procedures and Sale Motion, in form and substance reasonably acceptable to the Senior Agent, on or before **March 7, 2016**, which shall among other things, (A) set a timetable for the sale of the Debtors' assets, (B) set a deadline by which prospective bidders must submit a written bid with a deposit on or before **May 2, 2016**, (C) provide that the Debtors shall deliver to the Senior Agent copies of all bids received, (D) set guidelines for determining "qualified bidders" and "qualified bids" and (E) schedule an auction of the Debtors' assets on or before **May 5, 2016** if at least one qualified bid is received, and (ii) consummate a sale of substantially all of the Debtors' assets or equity on or before **May 17, 2016**.

Throughout March the Debtors extensively communicated with the Debtors' professionals, secured lenders, the Committee and other interested parties with respect to restructuring alternatives, sale of assets and other significant matters in these cases.

Operations

Since the bankruptcy filing, Debtors have continued to operate in the normal course of business. The Debtors continue to produce gold from its Pan mine.

The Debtors have continued efforts on leach pad rehabilitation, with the goal of increased permeability and production. These efforts are on-going and have shown positive results to date. As part of these efforts, the Debtors have undertaken various metallurgical tests to better define permeability and gold recovery of future ore.

Attachment 7

Bank Statements for All Bank Accounts

Analyzed Business Checking

WELLS FARGO

Co. 2

00054486

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8265	$20,834,176.21	$26,144.99	-$1,263,996.10	$19,596,325.10 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/01	6,800.63 ✓	Deposit Made In A Branch/Store
	03/08	7,872.25 ✓	Deposit Made In A Branch/Store
	03/21	4,671.48 ✓	Deposit Made In A Branch/Store
	03/31	6,800.63 ✓	Deposit Made In A Branch/Store
		$26,144.99	**Total electronic deposits/bank credits**
		$26,144.99	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/04	9,368.63 ✓	WT Fed#05551 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16030315334129 Trn#160304054960 Rfb# 000000568
	03/04	93,750.00 ✓	WT Fed#05550 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16030315352498 Trn#160304054958 Rfb# 000000569
	03/04	2,111.18 ✓	WT Fed#05552 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16030315385170 Trn#160304054962 Rfb# 000000572
	03/04	950.00 ✓	WT Fed#05477 Royal Bank of Cana /Ftr/Bnf=Firmex Corp Srf# IN16030315375529 Trn#160304056136 Rfb# 000000571
	03/04	63,356.99 ✓	WT Fed#07736 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16030315362832 Trn#160304077660 Rfb# 000000570
	03/04	39,101.66 ✓	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/09	621.30 ✓	Leasedirectrpd Inv.Paymnt 030816 408270 Inv# 00049106168 Due 03/15/1

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/10	15,000.00	Online Transfer Ref #Bbegg2Dhxm to 8891621446 on 03/10/2016 1237 PM
	03/11	1,021.26	Client Analysis Srvc Chrg 160310 Svc Chge 0216 000006198288265
	03/11	17,926.25	WT Fed#08800 Vectra Bk Colorado /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# IN16031016472743 Trn#160311085487 Rfb# 000000582
	03/11	72,352.74	WT Seq#86962 Cooley, LLP, Operating /Bnf=Cooley LLP Srf# IN16031016522210 Trn#160311086962 Rfb# 000000586
	03/11	7,647.26	WT Fed#09167 PNC Bank, National /Ftr/Bnf=Gavin Solmonese LLC Srf# IN16031016533688 Trn#160311087101 Rfb# 000000587
	03/11	77,933.87	WT Fed#09277 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16031016460487 Trn#160311088032 Rfb# 000000581
	03/11	3,211.90	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/11	212,467.85	WT Fed#04740 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# IN16031016485908 Trn#160311087350 Rfb# 000000583
	03/11	77,135.39	WT Fed#04782 Bank of America /Ftr/Bnf=Fti Consulting Inc Srf# IN16031016495497 Trn#160311088843 Rfb# 000000584
	03/11	250,383.10	WT Fed#04783 City National Bank /Ftr/Bnf=Moelis & Company LLC Srf# IN16031016510362 Trn#160311087828 Rfb# 000000585
	03/14	175,000.00	Online Transfer Ref #Bbexxby9Yd to 8891621479 on 03/14/2016 0339 PM
	03/18	377.20	WT Seq#68748 Oracle America, Inc /Bnf=Oracle America Inc Srf# IN16031715523839 Trn#160318068748 Rfb# 000000593
	03/18	10,114.16	WT Fed#06423 Silicon Valley Ban /Ftr/Bnf=Epiq Bankruptcy Solutions LLC Srf# IN16031715505951 Trn#160318068744 Rfb# 000000592
	03/18	4,707.94	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/22	113.00	WT Fed#02652 Citywide Bank /Ftr/Bnf=Ima, Inc Srf# IN16032115105540 Trn#160321158007 Rfb# 000000598
	03/25	1,500.00	Online Transfer Ref #Bbe8N3Nnny to 7271001724 on 03/25/2016 0809 Am
	03/25	1,757.54	WT Fed#07434 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16032416105522 Trn#160325062108 Rfb# 000000602
	03/25	1,200.00	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/25	2,247.76	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	03/25	512.45	NV Dep 7754866458 802581720747 Teresa Gustine
	03/28	110,000.00	Online Transfer Ref #Bbev2Fczdw to 8891621479 on 03/28/2016 0229 PM
	03/29	208.45	Online Transfer Ref #Bbe2Tzlrzf to 8891621446 on 03/29/2016 1019 Am
	03/29	208.45	Online Transfer Ref #Bber5D3th3 to 8891621420 on 03/29/2016 1019 Am
	03/29	208.45	Online Transfer Ref #Bben8Bj69K to 8891621453 on 03/29/2016 1020 Am
		$1,252,494.78	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	260.62	03/14	6220	106.74	03/14	6230	505.00	03/21
	1,260.00	03/31	6221	148.96	03/11	6231	158.75	03/17
6214	58.81	03/02	6223*	95.20	03/14	6232	299.25	03/22
6215	87.33	03/04	6224	1,411.00	03/10	6234*	36.55	03/22
6216	295.61	03/15	6225	627.38	03/14	6235	34.50	03/24
6217	892.96	03/14	6227*	15.00	03/21	6236	1,277.50	03/24
6218	197.00	03/11	6228	24.00	03/22	6237	162.38	03/25
6219	118.70	03/14	6229	444.53	03/25	6238	1,428.00	03/21

WELLS FARGO

***Checks paid** (continued)*

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
6239	1,100.00	03/22	6241	56.64	03/29	6243	60.00	03/30
6240	225.76	03/30	6242	113.15	03/31			

$11,501.32 **Total checks paid**

* *Gap in check sequence.*

$1,263,996.10 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
02/29	20,834,176.21	03/11	19,902,606.61	03/24	19,709,690.03
03/01	20,840,976.84	03/14	19,725,505.01	03/25	19,701,865.37
03/02	20,840,918.03	03/15	19,725,209.40	03/28	19,591,865.37
03/04	20,632,192.24	03/17	19,725,050.65	03/29	19,591,183.38
03/08	20,640,064.49	03/18	19,709,851.35	03/30	19,590,897.62
03/09	20,639,443.19	03/21	19,712,574.83	03/31	19,596,325.10
03/10	20,623,032.19	03/22	19,711,002.03		

Average daily ledger balance **$20,032,664.72**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8489 ■ March 1, 2016 - March 31, 2016 ■ Page 1 of 2

WELLS FARGO

Co. 5

00059200

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$1,030.58	$0.00	-$150.00	$880.58

Debits

Checks paid

Number	*Amount*	*Date*	
1060	150.00	03/29	
	$150.00		**Total checks paid**
	$150.00		**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
02/29	1,030.58	03/29	880.58

Average daily ledger balance **$1,016.06**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]8422 ■ March 1, 2016 - March 31, 2016 ■

WELLS FARGO

60.9

00060152

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$657.43	$356,243.74	-$308.75	$356,592.42 √

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/08	√ 356,243.74	Deposit Made In A Branch/Store
		$356,243.74	**Total electronic deposits/bank credits**
		$356,243.74	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/11	√ 77.26	ACH Prep Origintn - Mgc Resources IN - File 7878782339 Coid 1452538923
		$77.26	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
2108	√ 141.81	03/02	2109	√ 89.68	03/29
	$231.49	**Total checks paid**			
	$308.75	**Total debits**			

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/29	657.43	03/08	356,759.36	03/29	356,592.42
03/02	515.62	03/11	356,682.10		

Average daily ledger balance **$276,260.78**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 10

00376962

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$1,033.70	$1,500.00	-$1,525.00	$1,008.70

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/25	1,500.00	Online Transfer Ref #Bbe8N3Nnny From 6198288265 on 03/25/2016 0809 Am
		$1,500.00	**Total electronic deposits/bank credits**
		$1,500.00	**Total credits**

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
3432	150.00	03/29	3434 *	1,250.00	03/28	3533 *	125.00	03/24
	$1,525.00	**Total checks paid**						

* *Gap in check sequence.*

$1,525.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/29	1,033.70	03/25	2,408.70	03/29	1,008.70
03/24	908.70	03/28	1,158.70		

Average daily ledger balance **$1,164.34**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 11

00537122

MINE SERVICES LLC
8310 S VALLEY HWY
ENGLEWOOD CO 80112-5812

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]2618	$363.00	$0.00	$0.00	$363.00 ✓

Daily ledger balance summary

Date	*Balance*
02/29	363.00

Average daily ledger balance **$363.00**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

60.14

00544250

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$208.45	$0.00	$308.45

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/29	208.45	Online Transfer Ref #Bber5D3T8Z From 8891621495 on 03/29/2016 1018 Am
		$208.45	**Total electronic deposits/bank credits**
		$208.45	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
02/29	100.00	03/29	308.45

Average daily ledger balance **$120.17**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR, 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 15

00544494

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$15,208.45	-$15,000.00	$308.45 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/10	✓ 15,000.00	Online Transfer Ref #Bbegg2Dhxm From 6198288265 on 03/10/2016 1237 PM
	03/29	✓ 208.45	Online Transfer Ref #Bbe2Tzlrzf From 6198288265 on 03/29/2016 1019 Am
		$15,208.45	**Total electronic deposits/bank credits**
		$15,208.45	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/10	✓ 15,000.00	Online Transfer Ref #Bbe8Mxcmlw to 8891621487 on 03/10/2016 1237 PM
		$15,000.00	**Total electronic debits/bank debits**
		$15,000.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/29	100.00	03/10	100.00	03/29	308.45

Average daily ledger balance **$120.17**

WELLS FARGO

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co. 16

00544746

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1479	$164,646.05	$286,476.46	-$416,653.94	$34,468.57 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/08	2.86 ✓	Deposit Made In A Branch/Store
	03/14	175,000.00 ✓	Online Transfer Ref #Bbexxby9Yd From 6198288265 on 03/14/2016 0339 PM
	03/21	1,473.60 ✓	Deposit Made In A Branch/Store
	03/28	110,000.00 ✓	Online Transfer Ref #Bbev2Fczdw From 6198288265 on 03/28/2016 0229 PM
		$286,476.46	**Total electronic deposits/bank credits**
		$286,476.46	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/01	110,919.72 ✓	WT Fed#06239 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16030107225237 Trn#160301060761 Rfb# 000000566
	03/01	583.04 ✓	Vsp Payment Ebillpymts 160229 1129489 Midway Services Compan
	03/01	22,780.48 ✓	Cigna Edge Trans Collection 600200005874 Midway Services Compan
	03/08	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 030716 Rmrmwg Midway Services Comp
	03/09	8,134.24 ✓	Principal Peris Plic-Peris 4-5899300000530 Wells Fargo Payroll
	03/10	179.08 ✓	American Heritag Benman ACH 030816 12410 Midway Gold US
	03/15	110,881.17 ✓	WT Fed#05913 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16031507222741 Trn#160315057929 Rfb# 000000591
	03/21	141.25 ✓	Rocky Mtn Res Op Client Fee 031816 Rmrmwg Midway Services Comp
	03/22	720.37 ✓	Rocky Mtn Res Cu Plan Fundi 032116 Rmrmwg Midway Services Comp
	03/22	40,785.27 ✓	Cigna Edge Trans Collection 602400006424 Midway Services Compan

WELLS FARGO

Electronic debits/bank debits (continued)

Effective date	Posted date	Amount	Transaction detail
	03/23	8,118.25	Principal Peris Plic-Peris 4-5899300000558 Wells Fargo Payroll
	03/25	500.00	ACH Prep Origintn - Midway Mining CO - File 7878782339 Coid 1900985123
	03/29	547.69	Vsp Payment Ebillpymts 160328 1160278 Midway Services Compan
	03/30	100,421.62	WT Fed#09212 Bank of America /Ftr/Bnf=Paycom Payroll Wire Account Srf# IN16033007180967 Trn#160330084693 Rfb# 000000604
		$405,432.55	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
1078	5,730.23	03/04	10113 *	424.92	03/15	10115	424.92	03/15
1079	4,291.32	03/31	10114	350.00	03/14			

$11,221.39 **Total checks paid**

* *Gap in check sequence.*

$416,653.94 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
02/29	164,646.05	03/14	190,251.75	03/25	29,729.20
03/01	30,362.81	03/15	78,520.74	03/28	139,729.20
03/04	24,632.58	03/21	79,853.09	03/29	139,181.51
03/08	23,915.07	03/22	38,347.45	03/30	38,759.89
03/09	15,780.83	03/23	30,229.20	03/31	34,468.57
03/10	15,601.75				

Average daily ledger balance **$50,744.63**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 17

00544994

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$208.45	$0.00	$308.45 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/29	208.45 ✓	Online Transfer Ref #Bber5D3th3 From 6198288265 on 03/29/2016 1019 Am
		$208.45	**Total electronic deposits/bank credits**
		$208.45	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
02/29	100.00	03/29	308.45

Average daily ledger balance **$120.17**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

Co. 18

00545242

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$208.45	$0.00	$308.45 ✓

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/29	208.45 ✓	Online Transfer Ref #Bben8Bj69K From 6198288265 on 03/29/2016 1020 Am
		$208.45	**Total electronic deposits/bank credits**
		$208.45	**Total credits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
02/29	100.00	03/29	308.45

Average daily ledger balance **$120.17**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Co.19

00545490

MDW PAN LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]1495	$3,485,143.34	$2,070,803.93	-$928,660.68	$4,627,286.59 ✓

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	03/02	13,328.23 ✓	ACH Returns - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/04	106,697.52 ✓	WT Fed#03123 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0304967608013333 Trn#160304121299 Rfb#
	03/07	710,080.00 ✓	WT Fed#09596 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0307969630009744 Trn#160307065954 Rfb#
	03/11	557,294.00 ✓	WT Fed#03505 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0311909462013717 Trn#160311086041 Rfb#
	03/21	199,040.00 ✓	WT Fed#03275 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0321924598013610 Trn#160321107213 Rfb#
	03/28	364,271.70 ✓	WT Fed#00167 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0328935206010375 Trn#160328096066 Rfb#
	03/31	120,092.48 ✓	WT Fed#09762 Deutsche Bank Trus /Org=Metalor USA Refining Corp Srf# 0331943196040003 Trn#160331148063 Rfb#
		$2,070,803.93	**Total electronic deposits/bank credits**
		$2,070,803.93	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	03/03	13,328.23 ✓	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/04	2,646.00 ✓	WT Fed#05357 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16030315410375 Trn#160304054968 Rfb# 000000574

WELLS FARGO

Electronic debits/bank debits *(continued)*

Effective date	Posted date	Amount	Transaction detail
	03/04	18,750.00	WT Fed#05358 Bank of America, N /Ftr/Bnf=Ledcor Cmi Inc. Srf# IN16030109470364 Trn#160304054957 Rfb# 000000567
	03/04	8,370.00	WT Fed#05549 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16030315462252 Trn#160304054963 Rfb# 000000576
	03/04	19,083.27	WT Fed#05554 US Bank, NA /Ftr/Bnf=US Bank Corporate Payment Systems Srf# IN16030315491066 Trn#160304054969 Rfb# 000000578
	03/04	9,092.00	WT Fed#05558 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16030315451223 Trn#160304054965 Rfb# 000000575
	03/04	766.94	WT 160304-082890 Royal Bank of Canad /Bnf=Roscoe Postle Associates Srf# IN16030315480589 Trn#160304082890 Rfb# 000000577
	03/04	4,500.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/04	132,529.53	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/09	1,460.00	WT Fed#04855 PNC Bank, National /Ftr/Bnf=Vwr International LLC Srf# IN16030807471112 Trn#160309049505 Rfb# 000000580
	03/09	1,920.00	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/11	2,682.90	WT Fed#07551 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16031017221417 Trn#160311073194 Rfb# 000000590
	03/11	14,681.00	WT Fed#07636 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16031017195280 Trn#160311073912 Rfb# 000000588
	03/11	38,840.00	WT Fed#07358 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16031017205262 Trn#160311073996 Rfb# 000000589
	03/11	67,351.25	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/14	3,515.00	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	03/18	5,719.14	WT Fed#06426 Bank of America, N /Ftr/Bnf=United Rentals Srf# IN16031716244297 Trn#160318068752 Rfb# 000000596
	03/18	12,715.00	WT Fed#06425 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16031716215192 Trn#160318068747 Rfb# 000000594
	03/18	27,252.50	WT Fed#06483 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16031716225387 Trn#160318068755 Rfb# 000000595
	03/18	678.72	WT 160318-068759 Royal Bank of Canad /Bnf=Roscoe Postle Associates Srf# IN16031718210507 Trn#160318068759 Rfb# 000000597
	03/18	58,441.62	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/21	4,040.08	Thomas Collect Arinvoices xxxxx6779 Mdw Pan LLP
	03/25	240.79	WT Fed#07511 PNC Bank, National /Ftr/Bnf=Vwr International LLC Srf# IN16032416065466 Trn#160325062103 Rfb# 000000599
	03/25	8,563.00	WT Fed#07435 Citibank N.A. NEW /Ftr/Bnf=Luskin Stern Eisler LLP Srf# IN16032416081323 Trn#160325062105 Rfb# 000000600
	03/25	16,923.45	WT Fed#07433 Jpmorgan Chase Ban /Ftr/Bnf=Rpa Advisors, LLC Srf# IN16032416092452 Trn#160325062109 Rfb# 000000601
	03/25	58,014.87	ACH Prep Origintn - Mdw Pan LLP - File 7878782339 Coid 1462744096
	03/25	1,485.31	ATT Payment 032416 019639003Epayk Temporaryaccountname
	03/29	208.45	Online Transfer Ref #Bber5D3T8Z to 8891621461 on 03/29/2016 1018 Am
	03/29	843.67	WT Fed#00017 M and T Bank /Ftr/Bnf=Northern Safety Srf# IN16032909594703 Trn#160329103174 Rfb# 000000603
	03/29	70.00	ATT Payment 032816 256251012Epayu Mdw Pan LLP

WELLS FARGO

***Electronic debits/bank debits** (continued)*

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/29	123.49	ATT Payment 032816 467882013Epayu Mdw Pan LLP
	03/29	1,739.94	ATT Payment 032816 467869013Epayu Mdw Pan LLP
		$536,576.15	**Total electronic debits/bank debits**

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*	*Number*	*Amount*	*Date*
	4,000.00	03/02	2787	66.42	03/11	2800 *	161.59	03/25
2748	61.94	03/01	2789 *	212.06	03/09	2801	762.00	03/23
2771 *	61.94	03/22	2790	319.00	03/10	2802	178,070.13	03/23
2773 *	750.00	03/03	2791	736.00	03/08	2803	250.00	03/29
2774	4,951.08	03/04	2792	61.65	03/11	2808 *	1,400.00	03/31
2777 *	161.59	03/01	2793	360.00	03/07	2810 *	149.00	03/29
2779 *	4,912.20	03/02	2794	12,955.09	03/15	2811	111.00	03/28
2780	650.00	03/01	2795	22,031.47	03/21	2812	462.14	03/30
2782 *	200.92	03/02	2796	16,100.00	03/22	2814 *	218.97	03/28
2783	1,795.00	03/04	2797	4,002.00	03/22	2815	382.43	03/28
2784	382.43	03/02	2798	133,038.21	03/21	2816	50.00	03/29
2786 *	2,258.27	03/07						

$392,084.53 **Total checks paid**

* *Gap in check sequence.*

$928,660.68 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/29	3,485,143.34	03/09	4,081,371.63	03/22	4,413,152.64
03/01	3,484,269.81	03/10	4,081,052.63	03/23	4,234,320.51
03/02	3,488,102.49	03/11	4,514,663.41	03/25	4,148,931.50
03/03	3,474,024.26	03/14	4,511,148.41	03/28	4,512,490.80
03/04	3,378,237.96	03/15	4,498,193.32	03/29	4,509,056.25
03/07	4,085,699.69	03/18	4,393,386.34	03/30	4,508,594.11
03/08	4,084,963.69	03/21	4,433,316.58	03/31	4,627,286.59

Average daily ledger balance **$4,179,464.78**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

WELLS FARGO

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

BNY MELLON

Co. 19

00821630

Go Paperless. Securely access your account online to view your statements. Ask your BNY Mellon contact how we can help you access your accounts, enter your own transactions or submit an audit confirmation online. Also be sure to ask how Connect(SM), our new web-based, single sign-on platform can help you go paperless.

Visit us at www.bnymellon.com

Account Statement

Statement Period 03/01/2016 Through 03/31/2016

Account [redacted]0698
MDW PAN LLP COMPENSATION ACCT

CLIENT SERVICE MANAGER: BEATA HARVIN
101 BARCLAY STREET, 8TH F
NEW YORK, NY 10286
212-815-6907
BEATA.HARVIN@BNYMELLON.COM

Summary of Assets Held

Asset Classification	Market Value	Cost	Accrued Income	Est Annual Income	Market Yield

No Assets Held

Summary of Cash Transactions

	Current Period			Year-to-Date	
Transaction Category	Income	Principal	Realized Gains/Losses	Income	Principal
OPENING BALANCE	0.00	0.00		0.00	360,683.23
OTHER CASH ADDITIONS	0.00	0.00	0.00	0.00	44,188.99
OTHER CASH DISBURSEMENTS	0.00	0.00	0.00	0.00	404,872.22 -
CLOSING BALANCE	0.00	0.00	0.00	0.00	0.00

The above cash transactions summary is provided for information purposes only and may not reflect actual taxable income or deductible expenses as reportable under the Internal Revenue Code.

BNY MELLON

Statement of Transactions

Transaction Date	Transaction Description	Income	Principal	Cost	Realized Gains/Losses

No Transactions This Period

The Bank of New York Mellon may utilize subsidiaries and affiliates to provide services and certain products to the Account. Subsidiaries and affiliates may be compensated for their services and products.

The value of securities set forth on this Account Statement are determined by The Bank of New York Mellon for Corporate Trust on the basis of market prices and information obtained by The Bank of New York Mellon from unaffiliated third parties (including independent pricing vendors) ("third party pricing services"). The Bank of New York Mellon has not verified such market values or information and makes no assurances as to the accuracy or correctness of such market values or information or that the market values set forth on this Account Statement reflect the value of the securities that can be realized upon the sale of such securities. In addition, the market values for securities set forth in this Account Statement may differ from the market prices and information for the same securities used by other business units of The Bank of New York Mellon or its subsidiaries or affiliates based upon market prices and information received from other third party pricing services utilized by such other business units. Corporate Trust does not compare its market values with those used by, or reconcile different market values used by, other business units of The Bank of New York Mellon or its subsidiaries or its affiliates. The Bank of New York Mellon shall not be liable for any loss, damage or expense incurred as a result of or arising from or related to the market values or information provided by third party pricing services or the differences in market prices or information provided by other third party pricing services.

Analyzed Business Checking

WELLS FARGO

(0.20

00545738

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: wellsfargo.com

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Account summary

Analyzed Business Checking

Account number	Beginning balance	Total credits	Total debits	Ending balance
[redacted]1487	$11,066.44	$15,000.00	-$14,946.95	$11,119.49 ✓

Credits

Electronic deposits/bank credits

Effective date	Posted date	Amount	Transaction detail
	03/10	15,000.00 ✓	Online Transfer Ref #Bbe8Mxcmlw From 8891621446 on 03/10/2016 1237 PM
		$15,000.00	**Total electronic deposits/bank credits**
		$15,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	Posted date	Amount	Transaction detail
	03/04	630.00 ✓	WT Fed#05553 US Bank, NA /Ftr/Bnf=Davis Graham & Stubbs LLP Srf# IN16030315395738 Trn#160304054961 Rfb# 000000573
	03/11	3,305.77 ✓	ACH Prep Origintn - Mdw Gold R - File 7878782339 Coid 1462765234
	03/25	1,011.18 ✓	NV Dep 7754866458 391581717350 Teresa Gustine
		$4,946.95	**Total electronic debits/bank debits**

Checks paid

Number	Amount	Date
1085	10,000.00 ✓	03/07
	$10,000.00	**Total checks paid**
	$14,946.95	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
02/29	11,066.44	03/07	436.44	03/11	12,130.67
03/04	10,436.44	03/10	15,436.44	03/25	11,119.49

Average daily ledger balance **$10,610.32**

IMPORTANT ACCOUNT INFORMATION

Overdraft Fee Waiver Clarification: We will waive any overdraft fees if both your ending daily account balance (posted balance) and your available balance (which includes pending transactions) are overdrawn by $5 or less and there are no items returned for insufficient funds at the end of our nightly processing. This fee waiver is associated with the total overdrawn balance, not the dollar size of the transaction(s) contributing to the overdrawn balance. To find out more about online banking tools that Wells Fargo offers to help you manage and track your spending, visit wellsfargo.com/biz/online_banking. For additional information, see your Account Agreement, speak with a local banker, or call the phone number on the top of your statement.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Co.21

00907893

MIDWAY GOLD CORP.

Statement of Account

Tuesday, March 01, 2016 - Thursday, March 31, 2016

Account Name:	Account:	Branch:	Currency:
[redacted]6025	[redacted]6025	9656	CAD

B/D	Description	Debit	Credit	Date	Balance
	Balance Forward			03/01/2016	$53,817.00
	CIPS CREDIT INTEREST		$44.81	03/01/2016	$53,861.81
	CHQ#00909-4142225292	$409.50 ✓		03/02/2016	$53,452.31
	BANKCONFIRMATION CHG	$25.00		03/14/2016	$53,427.31
	CHQ#00916-0100248167	$10,220.93 ✓		03/17/2016	$43,206.38
	IWPN CHARGES	$5.00		03/21/2016	
	CMS-BR/PT FEES	$30.00		03/21/2016	$43,171.38
	CHQ#00917-2300189286	$1,536.64 ✓		03/30/2016	$41,634.74
	SERVICE CHARGE	$3.75		03/31/2016	$41,630.99
	Closing Balance			03/31/2016	$41,630.99
Totals:		**$12,230.82**	**$44.81**		
Item Count:		**7**	**1**		

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112	JN
Account Description	Wells Fargo (USD)		4-5-16
Period Ending	3/31/2016		

Balance per Bank Statement	19,596,325.10
Add Pending Deposits	.00
Less Outstanding Checks	.00
	19,596,325.10
Balance per General Ledger	19,596,325.10
Variance	.00

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary JN

Account Number	00059200	5.10112	4-1-16
Account Description	Wells Fargo (USD)		
Period Ending	3/31/2016		

Balance per Bank Statement	880.58
Add Pending Deposits	.00
Less Outstanding Checks	.00
	880.58
Balance per General Ledger	880.58
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	3/31/2016	4-1-16

Balance per Bank Statement	356,592.42
Add Pending Deposits	.00
Less Outstanding Checks	.00
	356,592.42
Balance per General Ledger	356,592.42
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112	JN
Account Description	Wells Fargo (USD)		4-1-16
Period Ending	3/31/2016		

Balance per Bank Statement	1,008.70
Add Pending Deposits	.00
Less Outstanding Checks	.00
	1,008.70
Balance per General Ledger	1,008.70
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary		
Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	3/31/2016	4-1-16

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary

Account Number	00544250	14.10112	JN
Account Description	Wells Fargo (USD)		
Period Ending	3/31/2016		4-1-16

Balance per Bank Statement	308.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	308.45
Balance per General Ledger	308.45
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112	JN
Account Description	Wells Fargo (USD)		4-1-16
Period Ending	3/31/2016		

Balance per Bank Statement	308.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	308.45
Balance per General Ledger	308.45
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	JIV
Period Ending	3/31/2016	4-1-16

Balance per Bank Statement	34,468.57
Add Pending Deposits	.00
Less Outstanding Checks	.00
	34,468.57
Balance per General Ledger	34,468.57
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112	JN
Account Description	Wells Fargo (USD)		4-1-16
Period Ending	3/31/2016		

Balance per Bank Statement	308.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	308.45
Balance per General Ledger	308.45
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	JN
Period Ending	3/31/2016	4-1-16

Balance per Bank Statement	308.45
Add Pending Deposits	.00
Less Outstanding Checks	.00
	308.45
Balance per General Ledger	308.45
Variance	.00

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00545490	19.10112	JIV
Account Description	Wells Fargo (USD)		4-5-16
Period Ending	3/31/2016		

Balance per Bank Statement	4,627,286.59
Add Pending Deposits	.00
Less Outstanding Checks	5,028.39-
	4,622,258.20
Balance per General Ledger	4,622,258.20
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
Enviro Care Inc	1/22/2016	00002741	400.00-
Kinross Gold USA, Inc.	2/12/2016	00002767	161.27-
Kinross Gold USA, Inc.	3/4/2016	00002788	261.31-
Elevation Sign Works	3/18/2016	00002799	522.47-
Airgas, Inc	3/25/2016	00002806	58.34-
American Medflight, Inc.	3/25/2016	00002807	1,080.00-
Eureka County Television Distr	3/25/2016	00002809	750.00-
Nevada Rural Housing Authority	3/25/2016	00002813	1,795.00-
			5,028.39-

Midway Gold Corp / MDW Pan LLP

Reconciliation Summary

Account Number	00821630	19.10121	JN
Account Description	BNY Mellon - Compensation		4-1-16
Period Ending	3/31/2016		

Balance per Bank Statement	.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
Balance per General Ledger	.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	3/31/2016	

JN
4-1-16

Balance per Bank Statement	11,119.49
Add Pending Deposits	.00
Less Outstanding Checks	.00
	11,119.49
Balance per General Ledger	11,119.49
Variance	.00

Midway Gold Corp / MDW-Balance Sheet

Reconciliation Summary JW

Account Number	00807893	21.10211	
Account Description	TD Canada Trust (CAD)		4-5-16
Period Ending	3/31/2016		

Balance per Bank Statement	41,630.99
Add Pending Deposits	.00
Less Outstanding Checks	4,496.25-
	37,134.74
Balance per General Ledger	37,134.74
Variance	.00

ACORD® CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 04/18/2016

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
MARSH USA INC.
1225 17TH STREET, SUITE 1300
DENVER, CO 80202-5534
Attn: Denver.CertRequest@marsh.com / 212-948-4381

328830-STND-GAWU-15-16

CONTACT NAME:
PHONE (A/C, No, Ext):
FAX (A/C, No):
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A : Federal Insurance Company	20281
INSURER B :	
INSURER C :	
INSURER D :	
INSURER E :	
INSURER F :	

INSURED
Midway Gold Corp.
Attn: Jim Wilbourn
8310 South Valley Highway, Suite 280
Englewood, CO 80112

COVERAGES CERTIFICATE NUMBER: SEA-002999161-06 REVISION NUMBER: 5

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY; PRO-JECT; LOC; OTHER:			35959448	12/01/2015	08/01/2016	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
							PRODUCTS - COMP/OP AGG	$ 1,000,000
								$
A	AUTOMOBILE LIABILITY: X ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS			73567543	12/01/2015	08/01/2016	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB; X OCCUR; EXCESS LIAB; CLAIMS-MADE; DED; RETENTION $			79879172	12/01/2015	08/01/2016	EACH OCCURRENCE	$ 25,000,000
							AGGREGATE	$ 25,000,000
								$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) N; If yes, describe under DESCRIPTION OF OPERATIONS below	N / A		71741929 (CO, MT, NV)	12/01/2015	08/01/2016	X PER STATUTE; OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
US Trustee's Office will receive notification of expiration/cancellation/renewal under this coverage.

30 days written notice of cancellation, except for non-payment of premium, will be mailed to the certificate holder by the Insurance Company on General Liability, Auto Liability, and Workers' Compensation.

CERTIFICATE HOLDER
US Trustee's Office
1961 Stout Street
Suite 12-200
Denver, CO 80294

CANCELLATION
SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.
Sharon A. Hammer *Sharon A. Hammer*

ACORD®

EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY): 04/07/2016

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY — PHONE (A/C, No, Ext): 303 308 4500

MARSH USA INC.
1225 17TH STREET, SUITE 1300
DENVER, CO 80202-5534
Attn: Denver.CertRequest@marsh.com / 212-948-4381

328830-STND-Prop-15-16

FAX (A/C, No):
E-MAIL ADDRESS:
CODE:
SUB CODE:
AGENCY CUSTOMER ID #:

COMPANY

National Union Fire Insurance Co of PA

INSURED

Midway Gold Corp.
Attn: Jim Wilbourn
8310 South Valley Highway, Suite 280
Englewood, CO 80112

LOAN NUMBER	POLICY NUMBER
	020715529

EFFECTIVE DATE	EXPIRATION DATE	CONTINUED UNTIL TERMINATED IF CHECKED
04/01/2015	05/01/2016	☐

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
All Risk of direct physical loss or damage to real and personal property on a replacement cost basis, subject to policy terms, conditions and exclusions. Coverage includes, but is not limited to fire, extended perils such as vandalism, malicious mischief, flood, earthquake and boiler & machinery.	35,000,000	100,000
Other deductibles may apply as per policy terms and conditions.		

REMARKS (Including Special Conditions)

Evidence of Insurance

30 days written notice of cancellation, except for non-payment of premium, will be mailed to the certificate holder by the Insurance Company on the Property policy.

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

SEA-002999165-03

NAME AND ADDRESS

US Trustee's Office
1961 Stout Street
Suite 12-200
Denver, CO 80294

☐ MORTGAGEE
☐ LOSS PAYEE
☐ ADDITIONAL INSURED
X Evidence of Ins

LOAN #

AUTHORIZED REPRESENTATIVE
of Marsh USA Inc.

Sharon A. Hammer *Sharon A. Hammer*